Income Taxes	12 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
Income Taxes

Note 10 – Income Taxes

At June 30, 2025, the Company has approximately $62,964,597 of operating loss carryforwards for federal and $62,964,597 for Florida state tax purposes that may be applied against future taxable income. Of the $63.0 million of net operating losses, $8.5 million will begin to expire in the year 2032 if not utilized prior to that date. The remaining amount of $54.5 million will not have an expiration date but will be limited to 80% of taxable income. There is no provision for income taxes because the Company has historically incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. The valuation allowance increased by approximately $3,813,572 and $3,152,233 during the years 2025 and 2024, respectively. The deferred tax assets are approximately $19,123,000 and $15,309,000 at June 30, 2025, and 2024, respectively.

A reconciliation of the statutory U.S. Federal rate to the Company’s effective tax rate is as follows:

	June 30,
	2025	2024
Federal income tax benefit at statutory rate	21.00%	21.00%
State income tax, net of federal benefits	4.65%	4.34%
Permanent items	(0.06)%	(0.09)%
Prior period adjustments	1.52%	0.09%
Change in valuation allowance	(27.11)%	(25.34)%
Provision from income taxes	—	—

The tax effect of temporary differences that gave rise to significant portion of the deferred tax assets / (liabilities) were as follows:

	June 30,
	2025	2024
Net Operating loss carryforwards - Federal	$13,222,565	$10,423,054
Net Operating loss carryforwards - State	2,735,812	2,156,580
Stock based compensation	3,120,915	2,868,053
Deferred Revenue	(34,971)	(306,396)
Accrued Liabilities	(30,443)	63,142
Depreciation and Amortization	810	(1,332)
Allowance for doubtful accounts	108,222	108,222
Valuation allowance	(19,122,910)	(15,311,323)
Net deferred tax assets	$—	$—

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Company’s ability to realize its deferred tax assets depends upon the generation of sufficient future taxable income to allow for the utilization of the deductible temporary difference carryforwards. At this time, based on current facts and circumstances, management believes that it is not likely that the Company will realize the benefits for its deferred tax assets, and a valuation allowance has been recorded on the same.

The Company does not have any recorded unrecognized tax benefit for uncertain tax positions as of June 30, 2025, and 2024.